GOODWILL, LICENSE COSTS AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL, LICENSE COSTS AND OTHER INTANGIBLE ASSETS
NOTE 3 – GOODWILL, LICENSE COSTS AND OTHER INTANGIBLE ASSETS
The following table summarizes the changes in the Company’s goodwill balance:

	December 31, 2021	December 31, 2020
Beginning balance	$10,223	$9,046
Foreign currency adjustment	(534)	1,177

Balance at the end of the year	$9,689	$10,223

All of the goodwill is attributable to the acquisition of Snap Limited in 2015 by our New Zealand segment. There are no accumulated goodwill impairments for the years ended December 31, 2021 and 2020.

The Company’s license costs and other intangible assets consisted of the following:

		As of December 31, 2021			As of December 31, 2020
	Estimated Useful Lives	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net

License costs	7 - 20 years	$147,087	$(85,813)	$61,274	$225,835	$(140,849)	$84,986
Subscriber relationships	7 years	12,781	(12,678)	103	13,485	(12,978)	507
Other	6 years	1,396	(1,396)	—	3,640	(3,640)	—

Total		$161,264	$(99,887)	$61,377	$242,960	$(157,467)	$85,493

Fully amortized license costs continue to be presented in the table above when renewals have occurred for the same spectrum bands. Amortization expense of license costs and other intangible assets was $10.5 million, $11.8 million and $15.8 million for the years ended December 31, 2021, 2020 and 2019, respectively.
In 2021, the Company recorded an impairment to License costs and other intangible assets, net of $18.8 million and removed previously recorded accumulated amortization against the related asset cost balance for the impaired asset categories. See Note 1 – Description of Business, Basis of Presentation and Summary of Significant Accounting Policies for additional information.
Estimated future amortization expense associated with the net carrying amount of license costs and other intangible assets, based on the exchange rate as of December 31, 2021, is as follows:

Years Ending December 31,
2022	$8,362
2023	6,255
2024	5,824
2025	5,824
2026	5,824
Thereafter	29,288

Total	$61,377

New Zealand:
On October 29, 2013, Trilogy International Radio Spectrum LLC, a Delaware limited liability company and indirect wholly owned subsidiary of TIP Inc. (“TIRS”), entered into an agreement with the government of New Zealand for the acquisition of a 10 MHz paired license of 700 MHz spectrum (the “700 MHz License”) for $44.0 million New Zealand dollars (“NZD”) ($30.1 million based on the exchange rate at December 31, 2021). The 700 MHz License expires in 2031. TIRS made the management rights to this spectrum available to 2degrees, and 2degrees uses such spectrum in connection with its provision of 4G services.
The acquisition of the 700 MHz License was funded through a long-term payable from TIRS to the government of New Zealand. TIRS was obligated to make annual installment payments along with accrued interest. Interest on the unpaid purchase price accrued at the rate of
5.8
% per annum. During the year ended December 31, 2019, 2degrees paid the final installment on behalf of TIRS in the total amount of $
10.3
 million NZD to the government of New Zealand ($
6.8
 million based on the average exchange rate in the month of payment of which $
0.4
 million was accrued interest).
In March 2020, the management rights to this spectrum were transferred to 2degrees.
Bolivia:
In November 2019, NuevaTel renewed the license for its 30 MHz of 1900 MHz spectrum holdings for $30.2 million. The payment in November 2019 was funded by reinvesting a portion of proceeds from the sale-leaseback of NuevaTel’s towers. The license expires November 2034.